Certification of Accuracy

Re: Translation (from Chinese into English) of the following document:

Asset Acquisition Agreement

Party A: Maple Toronto Art & Performance Academy Inc.
Party B: 2549601 Ontario Inc o/a Alathena International Academy Richmond Hill.

I, Yan Yan Su, hereby attest that I am a translator certified by The Association of Translators and Interpreters of Ontario (ATIO) for *Chinese* into *English and English into Chinese*, that I have translated the attached document, and that to the best of my knowledge, ability, and belief this translation is a true, accurate, and complete translation of the document that was provided to me.

YAN YAN SU, CT

June 25. 2021
DATE

Yan Yan Su, Certified Translator (English to Chinese, Chinese to English)
Tel: 1-647-271-3368, **Email:** yanyansu2004@yahoo.ca

Asset Acquisition Agreement

Party A: Maple Toronto Art & Performance Academy Inc.
Party B: 2549601 Ontario Inc o/a Alathena International Academy Richmond Hill.

Through friendly negotiation, Party A and Party B, on the basis of mutual benefit and common development, reach the following agreement regarding Party B's transfer of the qualifications for opening and running Alathena International Academy Richmond Hill BSID#884721 (hereinafter referred to as "Alathena Richmond Hill High School[2]") to Party A:

1、 Party A is an education investment company approved by the Canadian federal government.
2、Party B a limited liability company approved by the Province of Ontario, Canada, and Party B 100% owns Alathena Richmond Hill High School, which is a private high school for grades 9-12 officially registered with the Ontario Ministry of Education, Canada.
3、Party A shall acquire 100% of the assets of Richmond Hill High School from Party B for $200,000 (CAD) at the purchase price of RMB 200,000 (CAD).The assets refer to the qualifications for opening and running a school (BSID#884721).
4、After the closing of the sale and purchase of assets, Party B shall assist Party A to open a private high school in Ontario, Canada in the name of Toronto High School of Arts[3] at 41 Metropolitan Rd. Toronto, Ontario, change the name and address of the qualification sponsoring entity, and obtain the qualifications to open and run a school.[4]
5、After the signing of this agreement between Party A and Party B, Party A shall pay Party B a deposit of $100,000 (CAD), and the closing date shall be September 1, 2020, and Party C shall pay the balance of $100,000 (CAD) after the closing.
6、 Party B shall be responsible for contacting the Ontario Ministry of Education to report the change of Alathena Richmond Hill High School to Toronto High School of Arts.
7、Matters not covered herein shall be amicably negotiated by both parties. This Agreement shall be governed by the laws of Ontario, Canada and is a legally binding agreement.
8、This agreement is in duplicate and takes effect after both parties sign.

Party A: Maple Toronto Art & Performance Academy Inc.

Signature: [handwritten signature]

Party B: 2549601 Ontario Inc o/a Alathena International Academy Richmond Hill

Signature: [handwritten signature]

July 27, 2020

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[2] Name of school is translated based on the information available at the time of translation.
[3] Name of school is translated based on the information available at the time of translation.
[4] The source text has grammatical issues. This is the best effort translation.

收购资产协议书

甲方：Maple Toronto Art & Performance Academy Inc.

乙方：2549601 Ontario Inc o/a AlathenaInternational Academy Richmond hill.

甲、乙双方经友好协商，在互惠互利、共同发展的基础上，就乙方将 AlathenaInternational AcademyRichmond hill BSID#884721（以下简称“友邦列治文山高中”）的办学资质转让给甲方，双方达成如下协议：

1、甲方是经加拿大联邦政府批准的教育投资公司。

2、乙方是加拿大安大略省批准的有限公司，100%拥有友邦列治文山高中，友邦列治文山高中是加拿大安大略省教育厅正式注册的 9-12 年级私立高中。

3、甲方向乙方 100%收购列治文山高中资产，该资产为办学资质（BSID#884721），收购价 20 万元（CAD）。

4、出售和购买资产成交后，乙方负责协助甲方进行在 41 Metropolitan Rd. Toronto Ontario 开设以多伦多艺术高中为名的加拿大安大略省私立高中资质举办单位、名称和办学地址的变更并取得办学资质。

5、本协议书甲、乙双方签订后，甲方支付乙方定金 10 万元（CAD），交割日期为 2020 年 9 月 1 日，交割后丙方再支付余款 10 万元（CAD）。

6、由乙方负责联系安大略省教育厅报备友邦列治文山高中变更为多伦多艺术高中。

7、未尽事宜，双方友好协商。本协议受加拿大安省法律管辖，是有法律约束力的协议文件。

8、本协议一式二份，双方签字后生效。

甲方：Maple Toronto Art & Performance Academy Inc.

签字：

乙方：2549601 Ontario Inc o/a AlathenaInternational Academy Richmond hill.

签字：

2020 年 7 月 27 日